File No. 333-30739      CIK #897182

                       Securities and Exchange Commission
                               Washington, D.C. 20549

                                 Post-Effective
                               Amendment No. 10 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

           Van Kampen American Capital Insured Income Trust, Series 69
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                           1221 Avenue of the Americas
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: Amy R. Doberman                          Attention: Mark J. Kneedy
  1221 Avenue of the Americas                         111 West Monroe Street
  New York, New York 10020                            Chicago, Illinois 60603

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on October 24, 2007 pursuant to paragraph (b) of Rule 485.


                                                                       Series 69
                                                                     5,583 Units

                           VAN KAMPEN AMERICAN CAPITAL
                              INSURED INCOME TRUST

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE
    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE TRUST
         This series of Van Kampen American Capital Insured Income Trust (the "Trust") consists of an insured portfolio of interest-bearing intermediate or long-term corporate, taxable municipal or government debt obligations (the "Obligations").

                              PUBLIC OFFERING PRICE
         The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
         Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The Date of this Prospectus is October 24, 2007


                                   Van Kampen

       VAN KAMPEN
       INVESTMENTS

           VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 69
                   Summary of Essential Financial Information
                              As of August 8, 2007
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                          Trustee: The Bank of New York
                                                                                                            VIIT
                                                                                                      -----------------
General Information
Principal Amount (Par Value) of Obligations                                                           $       3,360,000
Number of Units                                                                                                   5,583
Fractional Undivided Interest in Trust per Unit                                                                 1/5,583
Public Offering Price:
      Aggregate Bid Price of Obligations in Portfolio                                                 $    3,362,573.80
      Aggregate Bid Price of Obligations per Unit                                                     $          602.29
      Sales charge 4.384% (4.20% of Public Offering Price excluding principal cash)                   $           26.40
      Principal Cash per Unit                                                                         $              --
      Public Offering Price per Unit (1)                                                              $          628.69
Redemption Price per Unit                                                                             $          602.29
Excess of Public Offering Price per Unit over Redemption Price per Unit                               $           26.40
Minimum Value of the Trust under which Trust Agreement may be terminated                              $    1,817,000.00
 Annual Premium on Portfolio Insurance                                                                $              --

Minimum Principal Distribution                  $1.00 per Unit
Date of Deposit                                 July 10, 1997
 Supervisor's Annual Supervisory Fee            Maximum of $.25 per Unit
Evaluator's Annual Evaluation Fee (3)           $1,620

      Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock
      Exchange next following receipt of an order for a sale or purchase of
      Units or receipt by The Bank of New York of Units tendered for redemption.
                                                                                                            Semi-
Special Information Based On Various Distribution Plans                                  Monthly           Annual
                                                                                    ----------------  -----------------
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit                                     $          40.26  $           40.26
      Less: Estimated Annual Expense excluding Insurance                            $           1.98  $            1.77
      Less: Annual Premium on Portfolio Insurance                                   $             --  $              --
      Estimated Net Annual Interest Income per Unit                                 $          38.28  $           38.49
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income                                          $          38.28  $           38.49
      Divided by 12 and 2, respectively                                             $           3.19  $           19.25
Estimated Daily Rate of Net Interest Accrual per Unit                               $         .10634  $          .10693
Estimated Current Return Based on Public Offering Price (2)                                    6.09%              6.12%
 Estimated Long-Term Return (2)                                                                5.49%              5.52%

Record and Computation Dates                    TENTH day of the month as
                    follows: monthly - each month; semi-annual - June and
                    December.

Distribution Dates                              TWENTY-FIFTH day of the month as
                    follows: monthly - each month; semi-annual - June and
                    December.

Trustee's Annual Fee                            $.91 and $.51 per $1,000
                    principal amount of Obligations respectively, for those
                    portions of the Trust under the monthly and semi-annual
                    distribution plans.

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(1) Plus accrued interest to the date of settlement (three business days after purchase) of $.32 and $7.50 for those portions of the Trust under the monthly and semi-annual distribution plans.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

                                    PORTFOLIO
   As of June 30, 2007, the Insured Income Trust, Series 69 consists of 7 issues, all of which are insured corporate, taxable municipal or government debt obligations. See "Portfolio" herein.
                            PER UNIT INFORMATION (2)
                                                                                                              2003
                                                                                                         -------------
Net asset value per Unit at beginning of period........................................................  $      972.47
                                                                                                         =============
Net asset value per Unit at end of period..............................................................  $    1,049.10
                                                                                                         =============
Distributions to Unitholders of investment income including accrued interest paid
   on Units redeemed (average Units outstanding for entire period) (1).................................  $       67.39
                                                                                                         =============
Distributions to Unitholders from Obligation redemption proceeds (average Units
   outstanding for entire period)......................................................................  $          --
                                                                                                         =============
Unrealized appreciation (depreciation) of Obligations (per Unit outstanding at
   end of period)......................................................................................  $       75.12
                                                                                                         =============
Distributions of investment income by frequency of payment (1)
      Monthly..........................................................................................  $       67.24
      Semiannual.......................................................................................  $       67.65
Units outstanding at end of period.....................................................................          8,079

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(1) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

(2)  For the years ended 2004, 2005, 2006 and 2007, see financial highlights.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Unitholders of Van Kampen American Capital Insured Income Trust,
Series 69:
   We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Van Kampen American Capital Insured Income Trust, Series 69 as of June 30, 2007, and the related statements of operations and changes in net assets for each of the three years in the period ended June 30, 2007. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of obligations owned at June 30, 2007 by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Insured Income Trust, Series 69 as of June 30, 2007, and the results of its operations and changes in net assets for each of the three years in the period ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   October 23, 2007

           VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 69
                             Statement of Condition
                                  June 30, 2007
                                                                                                              VIIT
                                                                                                         --------------
   Trust property
      Cash............................................................................................   $           --
      Obligations at market value, (cost $3,496,440) (note 1).........................................        3,787,828
      Accrued interest................................................................................           46,835
      Receivable for Obligations sold.................................................................               --
                                                                                                         --------------
                                                                                                         $    3,834,663
                                                                                                         ==============
   Liabilities and interest to Unitholders
      Cash overdraft..................................................................................   $       28,964
      Redemptions payable.............................................................................               --
      Interest to Unitholders.........................................................................        3,805,699
                                                                                                         --------------
                                                                                                         $    3,834,663
                                                                                                         ==============

                             Analysis of Net Assets

   Interest of Unitholders (5,583 Units of fractional undivided interest outstanding)
      Cost to original investors of 9,085 Units (note 1)..............................................   $    9,085,000
         Less initial underwriting commission (note 3)................................................          445,127
                                                                                                         --------------
                                                                                                              8,639,873
         Less redemption of Units (3,502 Units).......................................................        3,016,610
                                                                                                         --------------
                                                                                                              5,623,263
      Undistributed net investment income
         Net investment income........................................................................        4,825,844
         Less distributions to Unitholders............................................................        4,807,990
                                                                                                         --------------
                                                                                                                 17,854
      Realized gain (loss) on sale or redemption of Obligations.......................................          299,001
      Unrealized appreciation (depreciation) of Obligations (note 2)..................................          291,388
      Distributions to Unitholders of sale or redemption proceeds of Obligations......................       (2,425,807)
                                                                                                         --------------
            Net asset value to Unitholders............................................................   $    3,805,699
                                                                                                         ==============
   Net asset value per Unit (Units outstanding of 5,583)..............................................   $       681.66
                                                                                                         ==============

   The accompanying notes are an integral part of these financial statements.

           VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 69
                            Statements of Operations
                              Years ended June 30,
                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   360,882  $   321,000  $   290,191
      Expenses
         Trustee fees and expenses.............................................         9,389        9,239        9,612
         Evaluator fees........................................................         2,051        1,813        1,620
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,100        1,249        1,032
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        12,540       12,301       12,264
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       348,342      308,699      277,927
   Realized gain (loss) from sale or redemption of Obligations
      Proceeds.................................................................       480,922      619,585      693,152
      Cost.....................................................................       444,284      577,514      663,715
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        36,638       42,071       29,437
   Net change in unrealized appreciation (depreciation) of Obligations.........        70,588     (299,197)     (32,887)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   455,568  $    51,573  $   274,477
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                              Years ended June 30,

                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   348,342  $   308,699  $   277,927
      Realized gain (loss) on sale or redemption of Obligations................        36,638       42,071       29,437
      Net change in unrealized appreciation (depreciation) of Obligations......        70,588     (299,197)     (32,887)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       455,568       51,573      274,477
   Distributions to Unitholders from:
      Net investment income....................................................      (350,541)    (310,048)    (280,379)
      Sale or redemption proceeds of Obligations...............................            --      (36,516)    (472,873)
      Redemption of Units......................................................      (465,839)    (562,046)    (220,697)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (360,812)    (857,037)    (699,472)
   Net asset value to Unitholders
      Beginning of period......................................................     5,723,020    5,362,208    4,505,171
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $21,655, $20,306  and $17,854, respectively)..........................   $ 5,362,208  $ 4,505,171  $ 3,805,699
                                                                                 ============  ============ ===========

   The accompanying notes are an integral part of these financial statements.

VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST                                PORTFOLIO SCHEDULE AS OF JUNE 30, 2007
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     420,000  City of South Bend, Indiana, Taxable Economic Development
                         Income Tax Revenue Bonds of 1997, Series B (AMBAC
                         Indemnity Insured)                                               2007 @ 100
                         7.250% Due 02/01/17                                     AAA      2013 @ 100 S.F. $    420,294
----------------------------------------------------------------------------------------------------------------------
   B           670,000  School District Number 1 in the City and County of Denver
                         and the State of Colorado, Lease Purchase Taxable
                         Pension Certificates of Participation, Series 1997
                         (AMBAC Indemnity Insured)                                        2007 @ 102
                         7.250% Due 12/15/18                                     AAA      2017 @ 100 S.F.
----------------------------------------------------------------------------------------------------------------------
   C           500,000  City of Newark, Essex County, New Jersey, General Obligation
                         Guaranteed Lease Revenue Bonds, Essex County
                         Improvement Authority, Series 1997H (AMBAC                       2007 @ 101
                         Indemnity Insured)                                               2016 @ 100 S.F.
                         7.510% Due 10/01/21                                     AAA      2007 @ 101 P.R.
----------------------------------------------------------------------------------------------------------------------
   D           465,000  County of Essex, New Jersey, General Obligation Guaranteed
                         Lease Revenue Bonds, the Essex County Improvement                2007 @ 101
                         Authority, Series 1997D (AMBAC Indemnity Insured)                2016 @ 100 S.F.
                         7.510% Due 10/01/21                                     AAA      2007 @ 101 P.R.      472,524
----------------------------------------------------------------------------------------------------------------------
   E           365,000  Community Redevelopment Agency of the City of Compton,
                         California, Compton Redevelopment Project, Tax
                         Allocation Capital Appreciation Bonds, Series
                         1995C (FSA Insured)
                         0.000% Due 08/01/24                                     AAA                           132,685
----------------------------------------------------------------------------------------------------------------------
   F         1,000,000  New York City, New York, Industrial Development Agency,
                         Civic Facility Revenue Bonds (Anti-Defamation League
                         Foundation Project) Series 1997B (MBIA Insured)                  2007 @ 102
                         7.900% Due 06/01/27                                    Aaa*      2018 @ 100 S.F.    1,199,720
----------------------------------------------------------------------------------------------------------------------
   G           360,000  U.S. West Communications (MBIA Insured)
                         6.875% Due 09/15/33                                     AAA      2007 @ 101.66        365,695
         -------------                                                                                    ------------
         $   3,780,000                                                                                    $  3,787,828
         =============                                                                                    ============

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The accompanying notes are an integral part of these financial statements.

           VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 69
                          Notes to Financial Statements
                          June 30, 2005, 2006 and 2007
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Obligations are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Obligations (1) on the basis of current bid prices of the Obligations obtained from dealers or brokers who customarily deal in Obligations comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Obligations, (3) by determining the value of the Obligations by appraisal or (4) by any combination of the above.

   Obligation Cost - The original cost to the Trust was based on the determination by Interactive Data Corporation of the offering prices of the Obligations on the date of deposit (July 10, 1997). Since the valuation is based upon the bid prices, the Trust recognized a downward adjustment of $54,718 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the period ended June 30, 1998.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Obligations in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Obligations are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Obligation is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Obligations. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Obligations is initially or currently callable and the call price for that year. Each issue of Obligations continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Obligations which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Obligations. "P.R." indicates an Obligation has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Obligations have an offering side evaluation which represents a premium over par. To the extent that the Obligations were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Obligations were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Obligations and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Obligations in the Trust has been obtained by the Trust or by one of the Preinsured Obligations Insurers (as indicated in the Obligation name). Such insurance does not guarantee the market value of the Obligations or the value of the Units. For Obligations covered under the Trust's insurance policy the insurance is effective only while Obligations thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Obligation involved is payable by the issuer.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Obligations or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Obligations in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at June 30, 2007 is as follows:

   Unrealized Appreciation         $   291,388
   Unrealized Depreciation                  --
                                   -----------
                                   $   291,388
                                   ===========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Obligations in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Obligations per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Obligations. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Obligations per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Obligations in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Obligations) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Obligations) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During each of the three years in the period ended June 30, 2007, 577 Units, 706 Units and 285 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS

Insured Income Trust/69
                                                                 2004           2005           2006           2007
                                                              ------------   ------------  ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period....................  $    1,049.10  $      800.31 $      815.67  $      767.75
                                                              ------------   ------------  ------------   ------------
   Income from investment operations:
      Net investment income................................          57.50          50.93         50.27          48.99
      Net realized and unrealized gain (loss)
        on investment transactions (a).....................           0.33          15.69       (41.75)         (2.31)
                                                              ------------   ------------  ------------   ------------
   Total from investment operations........................          57.83          66.62          8.52          46.68
                                                              ------------   ------------  ------------   ------------
Distributions to Unitholders from:
   Net investment income...................................        (58.76)        (51.26)       (50.49)        (49.42)
   Bond sale and redemption proceeds.......................       (247.86)             --        (5.95)        (83.35)
                                                              ------------   ------------  ------------   ------------
   Total distributions to Unitholders......................       (306.62)        (51.26)       (56.44)       (132.77)
                                                              ------------   ------------  ------------   ------------
   Net asset value, end of period..........................  $      800.31  $      815.67 $      767.75  $      681.66
                                                              ============   ============  ============   ============
Total Return:..............................................          6.17%            8.56%       1.05%          6.41%
Ratios as a Percentage of Average Net Assets:
   Expenses................................................          0.33%            0.23%       0.25%          0.28%
   Net investment income...................................          6.36%            6.32%       6.37%          6.41%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

                                                                       VIITPRO69


                               Prospectus Part II


                                 September 2007


                     Van Kampen Merritt Insured Income Trust

                Van Kampen American Capital Insured Income Trust

                Van Kampen Focus Portfolios Insured Income Trust

               Van Kampen Focus Portfolios, Taxable Income Series

                         Van Kampen Insured Income Trust

                  Van Kampen Unit Trusts, Taxable Income Series


                       This prospectus contains two parts.

                     No one may use this Prospectus Part II
                    unless accompanied by Prospectus Part I.



       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

   The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




Van Kampen
Investments




THE TRUST
--------------------------------------------------------------------------------

     General. Each Trust is a unit investment trust issued under the name Van Kampen Unit Trusts, Taxable Income Series, Van Kampen Focus Portfolios Taxable Income Series, Van Kampen Merritt Insured Income Trust, Van Kampen American Capital Insured Income Trust, Van Kampen Insured Income Trust or Van Kampen Focus Portfolios Insured Income Trust. Your Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York, as Trustee, or their predecessors.

    Your Trust may be an appropriate medium for investors who desire to participate in a portfolio of taxable fixed income securities issued after July 18, 1984 with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. For a breakdown of your trust's portfolio, see "Portfolio" in Prospectus Part I. In addition, bonds of the type initially deposited in the portfolio of a Trust are often not available in small amounts and may, in the case of any privately placed bonds, be available only to institutional investors.

     On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units. A Trust that holds primarily long-term bonds, as described on the cover of Prospectus Part I, is referred to herein as a "Long-Term Trust". A Trust that holds primarily intermediate-term bonds, as described on the cover of Prospectus Part I, is referred to herein as an "Intermediate-Term Trust". A Trust that holds a portfolio of bonds with "laddered" maturities, as described on the cover of Prospectus Part I, is referred to herein as a "Laddered Trust". A Trust that holds only insured bonds are referred to herein as "Insured Trusts". Unless otherwise terminated as provided herein, the Trust Agreement will terminate at the end of the calender year prior to the fiftieth anniversary of its execution in the case of a Long-Term Trust or a Laddered Trust and at the end of the calender year prior to the twentieth anniversary of its execution in the case of an Intermediate-Term Trust.

     Each Unit initially offered represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in a Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

     Objective and Bond Selection. The objective of a Long-Term Trust is to provide income and conservation of capital by investing in a professionally selected portfolio primarily consisting of long-term bonds. The objective of an Intermediate-Term Trust is to provide income and conservation of capital by investing in a professionally selected portfolio primarily consisting of intermediate-term bonds. The objective of a Laddered Trust is to provide income and conservation of capital by investing in a professionally selected portfolio consisting of bonds with laddered maturities of approximately 10, 15, 20, 25 and 30 years from the Date of Deposit. There is, of course, no guarantee that a Trust will achieve its objective. Your Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of fixed income bonds with greater diversification than they might be able to acquire individually.

     In selecting bonds for each Trust, the Sponsor considered the following factors, among others: (a) with respect to Insured Trusts, the bonds must have a Standard & Poor's rating of AAA or a Moody's Investor Service, Inc. ("Moody's") rating of Aaa and with respect to all other trusts, the bonds must have a Standard & Poor's rating of at least "BBB-", a Moody's rating of at least "Baa3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds; (d) the diversification of bonds as to purpose of issue and location of issuer; (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Trust or a Long-Term Investment Grade Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

     Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in an Insured Trust has been obtained from a bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in an Insured Trust". Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by an Insured Trust unless bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering--Unit Price".

    In order for bonds to be eligible for insurance, they must have credit characteristics which would qualify them for at least the Standard & Poor's rating of "BBB-" or at least the Moody's Investors Service, Inc. rating of "Baa3", which in brief represent the lowest ratings for securities of investment grade (see "Description of Ratings" in the Information Supplement). Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security. If an issue is accepted for insurance, a non-cancelable policy for the prompt payment of interest and principal on the bonds, when due, is issued by the insurer. A monthly premium is paid by a Trust for the insurance obtained by it. The Trustee has the right to obtain permanent insurance from a Portfolio Insurer in connection with the sale of a bond insured under the insurance policy obtained from the respective Portfolio Insurer by a Trust upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. All bonds insured by a Portfolio Insurer or by a Preinsured Bond Insurer receive a "AAA" rating by Standard & Poor's. Standard & Poor's describes securities it rates "AAA" as having "the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong." See "Insurance on the Bonds in an Insured Trust".

     Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

     Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond. Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in Prospectus Part I. Additional discussion of call provisions appears in the Information Supplement.

     Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

     Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described in the following manner.

     Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     Taxable Municipal Bonds. Your Trust may invest significantly or exclusively in taxable municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, the Sponsor seeks to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. The types of bonds in your portfolio are listed in Prospectus Part I. These bonds are also described in greater detail in the Information Supplement.

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, cost of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax. to pay these bonds. If the tax cannot support payment or interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   Consumer Product and Retail Issuers. Your Trust may invest significantly in bonds issued by companies that manufacture or sell various consumer products. General risks of these companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers' disposable income can negatively impact spending habits. Competitiveness in the retail industry will require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns. Retailers who sell their products over the Internet have the potential to access more consumers, but will require sophisticated technology to remain competitive.

   Financial Services Companies. Your Trust may invest significantly in bonds issued by financial services companies. Any negative impact on this industry will have a greater impact on the value of Units than on a portfolio diversified over several industries. You should understand the risks of this industry before you invest. Banks and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, banks and their holding companies are extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

   Banks will face increased competition from nontraditional lending sources as regulatory changes, such as the Gramm-Leach-Bliley financial services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data. Banks are already facing tremendous pressure from mutual funds, brokerage firms and other financial service providers in the competition to furnish services that were traditionally offered by banks.

   Companies engaged in investment management and broker-dealer activities are subject to volatility in their earnings and share prices that often exceeds the volatility of the securities markets in general. Adverse changes in the direction of the securities markets, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in investment management and broker-dealer activities are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Already extensively regulated, insurance companies' profits may be adversely affected by increased government regulations or tax law changes.

   Telecommunications Companies. Your Trust may invest significantly in bonds issued by telecommunications companies. These companies are subject to substantial governmental regulation. For example, the United States government and state governments regulate permitted rates of return and the kinds of services that a company may offer. This industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by your Trust. Competitive pressures are intense and telecommunications stocks can experience rapid volatility. Certain telecommunications products may become outdated very rapidly. A company's performance can be hurt if the company fails to keep pace with technological advances.

   Several recent high-profile bankruptcies of large telecommunications companies have illustrated the potentially unstable condition of telecommunications companies. High debt loads that were accumulated during the industry growth spurt of the 1990s are catching up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services has fallen sharply, as several key markets have become oversaturated, some local customers have switched to substitute providers and technologies, and corporate profits and the economy generally remain weak. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

   Certain smaller companies in the portfolio may involve greater risk than larger, established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade in lower volumes than larger companies. As a result, the prices of these securities may fluctuate more than the prices of other issuers.

     Utility and Energy Issuers. Your Trust may invest significantly in bonds issued by utility and energy companies or in companies related to the utility or energy industries. Many utility and energy companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

     o    risks of increases in fuel and other operating costs;

     o restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations;

     o regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer;

     o    coping with the general effects of energy conservation;

     o technological innovations which may render existing plants, equipment or products obsolete;

     o the effects of local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors;

     o    the potential impact of natural or man-made disasters;

     o difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

     o    the high cost of obtaining financing during periods of inflation;

     o difficulties of the capital markets in absorbing utility debt and equity securities; and

     o    increased competition.

   Any of these factors, or a combination of these factors, could affect the supply of or demand for electricity, natural gas, water or other energy, which could adversely affect the profitability of the issuers of the Securities and the performance of the your Trust.

    Utility and energy companies are subject to extensive regulation at the federal and state levels in the United States. At the federal level, the Federal Energy Regulatory Commission (the "FERC"), the Federal Trade Commission (the "FTC"), the Securities and Exchange Commission (the "SEC"), and the Nuclear Regulatory Commission (the "NRC") have authority to oversee electric and combination electric and gas utilities. The value of utility and energy company stocks may decline because governmental regulation controlling these industries can change. This regulation may prevent or delay the company from passing along cost increases to its customers which could hinder the company's ability to meet its obligations to its suppliers and could lead to the taking of measures, including the acceleration of obligations or the institution of involuntary bankruptcy proceedings, by its creditors against such company. Recently, two California public utilities were threatened with such action by their wholesale suppliers, and one of these utilities has filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code of 1978. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could adversely affect a company's profitability and its stock price. Mergers in the these industries may require approval from several federal and state regulatory agencies, including FERC, the FTC, and the SEC. These regulatory authorities could, as a matter of policy, reverse the trend toward deregulation and make consolidation more difficult, or cause delay in the merger process, any of which could cause the prices of these stocks to fall.

     More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

     Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

     "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

     No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
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     The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of your Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

     In order to acquire certain bonds, it may be necessary for the Sponsor or Trustee to pay amounts covering accrued interest on the bonds which exceed the amounts which will be made available through cash furnished by the Sponsor on the Date of Deposit. This cash may exceed the interest which would accrue to the First Settlement Date. The Trustee has agreed to pay for any amounts necessary to cover any excess and will be reimbursed when funds become available from interest payments on the related bonds.

PUBLIC OFFERING
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     General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account plus accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges shown herein due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase in the primary and secondary market is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchased.

     The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life ("ELTR Life") of your Trust's portfolio:

               ELTR Life                                 Sales Charge
              -----------                               --------------
                   1 ...................................     1.010%
                   2 ...................................     1.523
                   3 ...................................     2.041
                   4 ...................................     2.302
                   5 ...................................     2.564
                   6 ...................................     2.828
                   7 ...................................     3.093
                   8 ...................................     3.627
                   9 ...................................     4.167
                  10 ...................................     4.384
                  11 ...................................     4.603
                  12 ...................................     4.712
                  13 ...................................     4.822
                  14 ...................................     4.932
                  15 ...................................     5.042
                  16 ...................................     5.152
                  17 ...................................     5.263
                  18 ...................................     5.374
                  19 ...................................     5.485
                  20 ...................................     5.597
            21 to 30 ...................................     5.708

     The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds.

     Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

     Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge ("Wrap Fee") is imposed ("Fee Accounts") if the Units are purchased for a Fee Account and the Trust is subject to a Wrap Fee (i.e. the Trust is "Wrap Fee Eligible"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

     Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

     Unit Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The price of Units on the Date of Deposit was determined by adding the applicable sales charge to the aggregate offering price of the bonds and dividing the sum by the number of Units outstanding. This price determination was made on the basis of an evaluation of the bonds prepared by the Evaluator. During the initial offering period, the Evaluator will value the bonds as of the Evaluation Time on days the New York Stock Exchange is open for business and will adjust the Public Offering Price of Units accordingly. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading, provided, however, on the Date of Deposit the Evaluation Time will be the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.35-1% more than the bid price. The Public Offering Price per Unit will be effective for all orders received prior to the Evaluation Time on each business day. Orders received by the Sponsor prior to the Evaluation Time and orders received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Sponsor by the time designated by the Sponsor, are priced based on the date of receipt. Orders received by the Sponsor after the Evaluation Time, and orders received by authorized financial professionals after the Evaluation Time or orders received by such persons that are not transmitted to the Sponsor until after the time designated by the Sponsor, are priced based on the date of the next determined Public Offering Price per Unit provided they are received timely by the Sponsor on such date. It is the responsibility of authorized financial professionals to transmit orders received by them to the Sponsor so they will be received in a timely manner.

     The aggregate price of the bonds is determined on the basis of bid prices or offering prices, as is appropriate, (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by your Trust; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by your Trust.

     The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

     A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although your Trust accrues interest daily. Because of this, your Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units of Series other than those described in the following two sections. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by your Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

     Accrued Interest (Accrued Interest To Carry). Added to the Public Offering Price of Units for Insured Income Trust, Series 34 and prior Series is accrued interest to carry. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on bonds in the Trust is actually paid either monthly or semi-annually to the Trust. However, interest on the bonds in the Trust is accounted for daily on an accrual basis. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the bonds in a Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby. If the Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if the Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

     Purchased and Accrued Interest. Added to the Public Offering Price of Units for Insured Income Trust, Series 35-43 is Purchased Interest and accrued interest as described below.

     Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the bonds from the later of the last payment date on the bonds or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or bonds mature or are called. See "Summary Of Essential Financial Information" in Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

     Accrued Interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. See "Rights of Unitholders--Distributions of Interest and Principal." Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

     Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states.

     Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. For secondary market transactions, the Sponsor will sell Units to broker-dealers and selling agents at the Public Offering Price less a concession or agency commission of 80% of the applicable sales charge. Dealers other than the Sponsor may sell Units in the secondary market to other broker-dealers and selling agents at the Public Offering Price less a concession or agency commission not in excess of the secondary market concession allowed to the dealer. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

     Sponsor Compensation. Broker-dealers will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". The Sponsor will receive from the broker-dealers the excess of this gross sales commission over the amounts set forth in the previous section.

     In addition, the Sponsor may have realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor or its affiliates may also have realized profits or losses with respect to bonds which were acquired by the Sponsor from underwriting syndicates of which they were members. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in a Trust were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell Units of a Trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of a Trust and our other products. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. These arrangements will not change the price you pay for your Units.

     Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of your Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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     Distributions of Interest and Principal. Interest received by your Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts do not offer all distribution options. Please refer to Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

     Interest received by your Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

     Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

     Reinvestment Option. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of your Trust. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option
(PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Each reinvestment plan is subject to availability or limitation by each broker-dealer or selling firm. Broker-dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information.

     Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

     Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

     The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in a Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in a Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by a Trust, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

     The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of your Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

     The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

     In addition, with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in-kind distribution of bonds. An in-kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in bookentry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in-kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in-kind distribution. See "Tax Status".

     Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Van Kampen unit trusts at a reduced sales charge. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time.

     Units. Ownership of Units is evidenced in book entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

     Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of your Trust will be audited annually by independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have any questions regarding your account or your Trust, please contact your financial adviser or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN AN INSURED TRUST
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     Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in an Insured Trust. An insurance policy obtained by an Insured Trust is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" in Prospectus Part I and the notes thereto. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

     The portfolio insurance obtained by an Insured Trust guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from an Insured Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

     Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

TRUST ADMINISTRATION
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     Sponsor. Van Kampen Funds Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $120 billion under management or supervision as of July 31, 2007. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking securities, investment management and wealth management services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of July 31, 2007, the total stockholders' equity of Van Kampen Funds Inc. was $318,237,422 (unaudited).

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor. If we fail to or cannot perform our duties under the trust agreement or become bankrupt, the Trustee may appoint a new sponsor, continue to operate your Trust without a sponsor, or terminate your Trust and distribute the liquidation proceeds.

     Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. If you have questions regarding your account or your Portfolio, please contact the Trustee at its principal unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

     Portfolio Administration. Your Trust is not a managed fund and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect your Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

     If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the qualifications of a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

     Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must
(i) be long-term or intermediate term (as applicable) corporate or taxable municipal bonds, debentures, notes or other straight debt obligations (whether secured or unsecured and whether senior or subordinated) without equity or other conversion features, with fixed maturity dates substantially the same as those of the Failed Bonds having no warrants or subscription privileges attached; (ii) be payable in United States currency; (iii) not be when, as and if issued obligations or restricted securities; (iv) be issued after July 18, 1984 if the interest is United States source income; (v) be issued or guaranteed by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law) or guaranteed, directly or indirectly, by means of a lease agreement, agreement to buy securities, services or products, or other similar commitment of the credit of such an issuer to the payment of the substitute bonds; (vi) maintain the Standard & Poor's AAA rating, if any; and (vii) be eligible for (and when acquired be insured under) the insurance obtained by an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

     Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

     Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

     Limitation on Liabilities. The Sponsor, Evaluator, Supervisor and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor, Supervisor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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     Grantor Trusts

     This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust which has been structured to be taxed as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor. Assets of the Trust. Each Trust is expected to hold various debt obligations (the "Debt Obligations") that are treated as debt for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

     Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

     Your Tax Basis and Income or Loss Upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

     If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

     Dividends Received Deduction. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

     Discount, Accrued Interest and Premium on Debt Obligations. Some Debt Obligations may have been issued with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation that was issued with original issue discount must be increased as original issue discount accrues.

     Some of the Debt Obligations may give their issuers a right to defer payments on the Debt Obligations. Such Debt Obligations are subject to special treatment under the original issue discount rules. Among other things, this treatment may result in you being required to recognize income for federal income tax purposes in a particular year with respect to a Debt Obligation even though the actual cash payments on the Debt Obligation have been deferred to a later year.

     Some Debt Obligations may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price your Trust pays for a Debt Obligation or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

     Some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

     If the price of your Units includes accrued interest on a Debt Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

     This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

     Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

     In-Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

     Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

     Foreign Taxes. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

     Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

     New York Tax Status. Under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, subject to the New York State franchise tax and the New York City general corporation tax, and the income of your Trust will pass through to the Unitholders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

     Regulated Investment Companies

     This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust that has elected to be taxed as a regulated investment comany for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     Trust Status. The Trust intends to qualify as a "regulated investment company" under the federal tax laws. If the Trust qualifies as a regulated investment company and distributes its income as required by the tax law, the Trust generally will not pay federal income taxes.

     Distributions. After the end of each year, you will receive a tax statement that separates your Trust's distributions into three categories, exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

     Dividends Received Deduction. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from the Trust because the dividends received deduction is generally not available for distributions from regulated investment companies.

     Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received.

     Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

     Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale for federal income tax purposes.

     In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

     Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net income will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

EXPENSES
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     General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     Insurance. Premiums for any portfolio insurance are obligations of an Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
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     This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

OTHER MATTERS
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     Legal Matters. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

     Independent Registered Public Accounting Firm. The statement of condition and the related portfolio at the Date of Deposit included in this prospectus have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in this prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.




  o Contents of Prospectus Part II
    The Trust.........................................2
    Estimated Current and Long-Term Returns...........8
    Public Offering...................................9
    Rights of Unitholders............................13
    Insurance on the Bonds...........................15
    Trust Administration.............................16
    Federal Tax Status...............................18
    Expenses.........................................22
    Additional Information...........................23
    Other Matters....................................23

  o Daily Prices
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o Account Questions
    (1)  Contact the Trustee
         (800) 221-7668

  o Learning More About Unit Trusts
    (1)  Contact Van Kampen
         (630) 684-6000
    (1) Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o Additional Information
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668

                                                                      TISPRO0907

                               Prospectus Part II

                                 September 2007

                               Van Kampen Merritt
                              Insured Income Trust

                           Van Kampen American Capital
                              Insured Income Trust

                           Van Kampen Focus Portfolios
                              Insured Income Trust

                          Van Kampen Focus Portfolios,
                              Taxable Income Series

                         Van Kampen Insured Income Trust
                             Van Kampen Unit Trusts,

                              Taxable Income Series
                              Van Kampen Funds Inc.




Van Kampen
Investments




                             Information Supplement


                     Van Kampen Merritt Insured Income Trust

                Van Kampen American Capital Insured Income Trust

                Van Kampen Focus Portfolios Insured Income Trust

               Van Kampen Focus Portfolios, Taxable Income Series

                         Van Kampen Insured Income Trust

                  Van Kampen Unit Trusts, Taxable Income Series

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   This Information Supplement provides additional information concerning the risks and operations of each Trust which is not described in the prospectus for the Trust. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor at its unit investment trust division located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. All capitalized terms have been defined in the prospectus.

                                Table of Contents

                                                                   Page

   Risk Factors..................................................    2
   Insurance on the Bonds........................................    9
   Portfolio Administration......................................   18
   Sponsor Information...........................................   18
   Trustee Information...........................................   19
   Termination of the Trust Agreement............................   20
   Description of Ratings........................................   20




Van Kampen
Investments

                                  Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

    Consumer Product and Retail Issuers. Certain Trusts may invest significantly in bonds of issuers that manufacture or sell consumer products. The profitability of these companies will be affected by various factors including the general state of the economy and consumer spending trends. In the past, there have been major changes in the retail environment due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, particularly the department store segment. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economic and social conditions, to attract and retain capable management, and to finance expansion. Weakness in the banking or real estate industry, a recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment or a marked deceleration in real disposable personal income growth could result in significant pressure on both consumer wealth and consumer confidence, adversely affecting consumer spending habits. In addition, competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Increasing employee and retiree benefit costs may also have an adverse effect on the industry. In many sectors of the retail industry, competition may be fierce due to market saturation, converging consumer tastes and other factors. Because of these factors and the recent increase in trade opportunities with other countries, American retailers are now entering global markets which entail added risks such as sudden weakening of foreign economies, difficulty in adapting to local conditions and constraints and added research costs.

    Financial Services Companies. An investment in your Trust should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

   Banks and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Banks had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided as a result of increasing interest rates and other factors, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks because they generally have a portion of their assets invested in loans secured by real estate. Banks and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

   The statutory requirements applicable to and regulatory supervision of banks and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the Securities in the Trust's portfolio cannot be predicted with certainty. The Gramm-Leach-Bliley financial-services overhaul legislation will allow banks, securities firms and insurance companies to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the bonds in the Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability, as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers. Among other benefits, such legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. Neither the Sponsor nor any Underwriter makes any prediction as to what, if any, manner of bank regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Trust's portfolio.

   The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

   The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. Neither the Sponsor nor any Underwriter makes any prediction as to the effect, if any, such laws will have on the bonds or whether such approvals, if necessary, will be obtained.

   Companies engaged in the investment management industry are subject to the adverse effects of economic recession, volatile interest rates, and competition from new entrants in their fields of business. Adverse changes in the direction of the stock market, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability, as well as the stock prices, of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in the investment management industry are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including but not limited to interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressure to compete globally.

   In addition to the normal risks of business, companies involved in the insurance and risk management industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as:

     o the inherent uncertainty in the process of establishing property-liability loss reserves, and the fact that ultimate losses could materially exceed established loss reserves, which could have a material adverse effect on results of operations and financial condition;

     o the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophic losses, which could have a material adverse impact on their financial conditions, results of operations and cash flow;

     o the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claim settlement practices;

     o the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability ratings;

     o the extensive regulation and supervision to which insurance companies are subject, and various regulatory and other legal actions;

     o the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; and

     o the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

     The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

   All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

    Telecommunications Issuers. Because certain Trusts are concentrated in bonds issued by telecommunications companies, the value of the Units may be susceptible to factors affecting the telecommunications industry. The telecommunications industry is subject to governmental regulation, and the products and services of telecommunications companies may be subject to rapid obsolescence. These factors could affect the value of Units. Telephone companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered. Certain types of companies represented in a portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

    Several recent high-profile bankruptcies of large telecommunications companies have illustrated the potentially unstable condition of telecommunications companies. High debt loads that were accumulated during the industry growth spurt of the 1990s are catching up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services has fallen sharply, as several key markets have become oversaturated, some local customers have switched to substitute providers and technologies, and corporate profits and the economy generally remain weak. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

    While a portfolio may concentrate on the securities of established suppliers of traditional telecommunication products and services, a Trust may also invest in bonds of smaller telecommunications companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater risk than large, established issuers. Such smaller companies may have limited product lines, market or financial resources, and their securities may trade less frequently and in limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

    In addition, recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by a Trust.

   Utility and Energy Issuers. An investment in Units of certain Trusts should be made with an understanding of the characteristics of the public utility and energy industries and the risks which such an investment may entail. General problems of the public utility and energy industries include the difficulty in obtaining an adequate return on invested capital despite frequent increases in rates which have been granted by the public service commissions having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased cost and delays attributable to environmental, nuclear safety and other regulatory considerations, the difficulty of the capital markets absorbing utility debt and equity securities, the difficulty in obtaining fuel for electric generation at reasonable prices, regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer, and the effects of energy conservation. There is no assurance that public service commissions will grant rate increases in the future or that any such increases will be timely or adequate to cover operating and other expenses and debt service requirements. All of the public utilities which are issuers of the Securities have been experiencing many of these problems in varying degrees. Furthermore, utility and energy stocks are particularly susceptible to interest rate risk, generally exhibiting an inverse relationship to interest rates. As a result, electric utility stock prices may be adversely affected as interest rates rise. Similarly, the success of certain companies is tied to a relatively small concentration of products or technologies with intense competition between companies. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

     Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment. Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation with their customers, on the one hand, or suppliers, on the other. Recently, two California public electric utilities claimed inability to meet their obligations to their suppliers in the deregulated wholesale market for electricity due to regulatory restrictions on their ability to pass increasing costs along to their customers in the retail market. These defaults led their wholesale suppliers to threaten to institute involuntary bankruptcy proceedings against the utility companies. Subsequently, one of the utility companies filed a voluntary petition for relief under Chapter 11 of the U.S.Bankruptcy Code of 1978.

     Certain of the issuers of the Securities may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remain present until completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units.

     In view of the uncertainties discussed above, there can be no assurance that any utility company's share of the full cost of nuclear units under construction ultimately will be recovered in rates or the extent to which a company could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on a company's financial condition, the results of its operations, its ability to make interest and principal payments on its outstanding debt or to pay dividends.

     Other general problems of the electric, gas and water utility industries (including state and local joint action power agencies) include rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, recent reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy and environmental conservation efforts. Each of the problems referred to could adversely affect the ability of the issuers of any Securities to make dividend payments and the value of such Securities on redemption of your Units.

    Taxable Municipal Issues. Certain bonds in a Trust may consist of taxable obligations of municipal issuers. Obligations of municipal issuers can be either general obligations of a government entity that are backed by the taxing power of such entity or revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes.

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

    Zero Coupon Bonds. Certain of the bonds in the Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such income on the bond at a rate as high as the implicit yield on the discount bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

                             Insurance on the Bonds

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. Any insurance policy of Ambac Assurance obtained by an Insured Trust is noncancelable and will continue in force for so long as the bonds described in the insurance policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for an insurance policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by an Ambac Assurance insurance policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of an insurance policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico and the U.S. Virgin Islands, with admitted assets of approximately $9,417,000,000 (unaudited) and statutory capital of approximately $6,730,000,000 (unaudited) as of June 30, 2007. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch Ratings have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. ("Ambac Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). These reports, proxy statements and other information can be read and copied at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including Ambac Company. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company ("MBIA Company"). MBIA Company is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA, either directly or through subsidiaries, is licensed to do business in the Republic of France, the United Kingdom and the Kingdom of Spain and is subject to regulation under the laws of those jurisdictions. The principal executive offices of MBIA are located at 113 King Street, Armonk, New York and the main telephone number at that address is (914) 273-4545.

   As of December 31, 2005, MBIA had admitted assets of $11 billion (unaudited), total liabilities of $7.2 billion (unaudited), and total capital and surplus of $3.8 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2006, MBIA had admitted assets of $11.2 billion (unaudited), total liabilities of $7.5 billion (unaudited), and total capital and surplus of $3.8 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa." Standard & Poor's, a division of The McGraw-Hill Companies, Inc., rates the financial strength of MBIA "AAA". Fitch Ratings rates the financial strength of MBIA "AAA".

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty"), is a New York stock insurance corporation, that writes financial guaranty insurance in respect of public finance and structured finance obligations and other financial obligations including credit default swaps. Financial Guaranty is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands and the United Kingdom.

   Financial Guaranty is a direct, wholly-owned subsidiary at FGIC Corporation, a Delaware Corporation. At March 31, 2006, the principal owners of FGIC Corporation and the approximate percentage of its outstanding common stock owned by each were as follows: The PMI Group, Inc. - 42%, affiliates of the Blackstone Group L.P. - 23% and affiliates of the Cypress Group L.L.C. - 23%. Neither FGIC Corporation nor any of its stockholders or affiliates is obligated to pay any debts of Financial Guaranty or any claims under any insurance policy issued by Financial Guaranty.

   Financial Guaranty is subject to the insurance laws and regulations of the State of New York, where it is domiciled, including New York's comprehensive financial guaranty insurance law. That law, among other things, limits the business of each financial guaranty insurer to financial guaranty insurance (and related lines); requires that each financial guaranty insurer maintain a minimum surplus to policyholders; establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source (known as single risk limits) and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as compared to the policyholders' surplus (known as aggregate risk limits); and establishes contingency, loss and unearned premium reserve requirements. In addition, Financial Guaranty is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations, as well as the level of supervisory authority that may be exercised by the various insurance regulators, vary by jurisdiction.

   At March 31, 2006, Financial Guaranty had net admitted assets of approximately $3.603 billion, total liabilities of approximately $2.454 billion, and total capital and policyholders' surplus of approximately $1.149 billion, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   Copies of Financial Guaranty's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

   The financial strength of Financial Guaranty is rated "AAA" by Standards & Poor's, a Division of The McGraw-Hill Companies, Inc., "Aaa" by Moody's Investors Service and "AAA" by Fitch Ratings.

   The information relating to Financial Guaranty and its affiliates contained above has been furnished by Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Security Assurance Inc. Financial Security Assurance Inc. ("Financial Security") is a New York domiciled financial guaranty insurance company and a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation, and of Dexia Credit Local, a direct wholly-owned subsidiary of Dexia, S.A. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking and asset management in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.

   At March 31, 2006, Financial Security's combined policyholders' surplus and contingency reserves were approximately $2,459,829,000 and its total net unearned premium reserve was approximately $1,858,167,000 in accordance with statutory accounting principles. At March 31, 2006, Financial Security's consolidated shareholder's equity was approximately $2,856,995,000 and its total net unearned premium reserve was approximately $1,504,103,000 in accordance with generally accepted accounting principles.

   The information relating to Financial Security and its affiliates contained above has been furnished by Financial Services. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   XL Capital Assurance Inc. XL Capital Assurance Inc. ("XLCA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York. XLCA is currently licensed to do insurance business in, and is subject to the insurance regulation and supervision by, all 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Singapore.

   XLCA is an indirect wholly owned subsidiary of XL Capital Ltd., a Cayman Islands exempted company ("XL Capital Ltd."). Through its subsidiaries, XL Capital Ltd. is a leading provider of insurance and reinsurance coverages and financial products and services to industrial, commercial and professional service firms, insurance companies and other enterprises on a worldwide basis. The ordinary shares of XL Capital Ltd. are publicly traded in the United States and listed on the New York Stock Exchange (NYSE: XL). XL Capital Ltd. is not obligated to pay the debts of or claims against XLCA.

   XLCA was formerly known as The London Assurance of America Inc. ("London"), which was incorporated on July 25, 1991 under the laws of the State of New York. On February 22, 2001, XL Reinsurance America Inc. ("XL Re") acquired 100% of the stock of London. XL Re merged its former financial guaranty subsidiary, known as XL Capital Assurance Inc. (formed September 13, 1999) with and into London, with London as the surviving entity. London immediately changed its name to XL Capital Assurance Inc. All previous business of London was 100% reinsured to Royal Indemnity Company, the previous owner at the time of acquisition.

   XL Capital Ltd. announced on April 7, 2006 that Security Capital Assurance Ltd. ("SCA"), a newly-created holding company for XL Capital Ltd.'s financial guaranty insurance and reinsurance business conducted through XLCA and XL Financial Assurance Ltd. ("XLFA") had filed a registration statement or Form S-1 with the SEC relating to the proposed initial public offering of a portion of its common shares. Through its operating subsidiaries of XLCA and XLFA, SCA will provide credit enhancement products to the public finance and structured finance markets throughout the U.S. and internationally.

   Under the registration statement, a portion of SCA's shares will be issued and sold by SCA and a portion will be sold by SCA's parent, XL Insurance (Bermuda) Ltd., as selling shareholder. After the consummation of the offering, XL Capital Ltd. is expected to beneficially own approximately 65% of SCA's outstanding shares. SCA expects to use the proceeds it receives from the offering primarily for capital contributions to its financial guaranty subsidiaries to support future business growth. SCA intends to apply to have its shares listed on the New York Stock Exchange under the ticker symbol "SCA". A copy of the registration statement is available on the SEC's website at www.sec.gov under Filings & Forms (EDGAR)

   XLCA has entered into a facultative quota share reinsurance agreement with XLFA, an insurance company organized under the laws of Bermuda, and an affiliate of XLCA. Pursuant to this reinsurance agreement, XLCA expects to cede up to 90% of its business to XLFA. XLCA may also cede reinsurance to third parties on a transaction-specific basis, which cessions may be any or a combination of quota share, first loss or excess of loss. Such reinsurance is used by XLCA as a risk management device and to comply with statutory and rating agency requirements and does not alter or limit XLCA's obligations under any financial guaranty insurance policy. With respect to any transaction insured by XLCA, the percentage of risk ceded to XLFA may be less than 90% depending on certain factors including, without limitation, whether XLCA has obtained third party reinsurance covering the risk. As a result, there can be no assurance as to the percentage reinsured by XLFA of any given financial guaranty insurance policy issued by XLCA.

   Based on the audited financials of XLFA, as of December 31, 2005, XLFA had total assets, liabilities, redeemable preferred shares and shareholders' equity of $1,394,081,000, $704,007,000, $39,000,000 and $651,074,000, respectively, determined in accordance with generally accepted accounting principles in the United States. XLFA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by S&P and Fitch Inc. In addition, XLFA has obtained a financial enhancement rating of "AAA" from S&P.

   The obligations of XLFA to XLCA under the reinsurance agreement described above are unconditionally guaranteed by XL Insurance (Bermuda) Ltd ("XLI"), a Bermuda company and one of the world's leading excess commercial insurers. XLI is a wholly owned indirect subsidiary of XL Capital Ltd. In addition to A.M. Best's financial strength rating of "A+" and issuer credit rating of "aaa-", XLI's insurance financial strength rating is "Aa3" (Stable Outlook) by Moody's, "A+" by Standard & Poor's and "AA-" (Outlook Stable) by Fitch.

   The rating agencies have taken certain actions with respect to XL Capital Ltd. and various insurance operating subsidiaries of XL Capital Ltd., as described below. On November 22, 2005, Moody's downgraded the senior debt rating of XL Capital Ltd. from "A2"to "A3" and downgraded the other insurance financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "Aa2" to "Aa3". On November 28, 2005, Standard & Poor's downgraded the senior debt rating of XL Capital Ltd. from "A" to "A-" and downgraded the counterparty credit and financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "AA-" to "A+". On February 28, 2006, Fitch revised the long term issuer rating of XL Capital Ltd. from "A-" to "A". On October 26, 2005, Fitch downgraded the insurer financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "AA" to "AA-".

   XLCA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch, Inc. ("Fitch"). In addition, XLCA has obtained a financial enhancement rating of "AAA" from Standard & Poor's. These ratings reflect Moody's, Standard & Poor's and Fitch's current assessment of XLCA's creditworthiness and claims-paying ability as well as the reinsurance arrangement with XLFA described above.

   Based on the audited financials of XLCA as of December 31, 2005, XLCA had total assets, liabilities and shareholder's equity of $953,706,000, $726,758,000 and $226,948,000, respectively, determined in accordance with generally accepted accounting principles in the United States of America. Based on the unaudited statutory financial statements for XLCA as of December 31, 2005 filed with the State of New York Insurance Department, XLCA has total admitted assets of $328,231,000, total liabilities of $139,392,000, total capital and surplus of $188,839,000 and total contingency reserves of $13,031,000 determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Based on the audited statutory financial statements for XLCA as of December 31, 2004 filed with the State of New York Insurance Department, XLCA had total admitted assets of $341,937,000, total liabilities of $143,494,000, and total capital and surplus of $198,443,000 and total contingency reserves of $7,342,000 determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   XLCA is regulated by the Superintendent of Insurance of the State of New York. In addition, XLCA is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. As a financial guaranty insurance company licensed in the State of New York, XLCA is subject to
Article 69 of the New York Insurance Law, which, among other things, limits the business of each insurer to financial guaranty insurance and related lines, prescribes minimum standards of solvency, including minimum capital requirements, establishes contingency, loss and unearned premium reserve requirements, requires the maintenance of minimum surplus to policyholders and limits the aggregate amount of insurance which may be written and the maximum size of any single risk exposure which may be assumed. XLCA is also required to file detailed annual financial statements with the New York Insurance Department and similar supervisory agencies in each of the other jurisdictions in which it is licensed.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   The information relating to XLCA and its affiliates contained above has been furnished by XLCA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CDC IXIS Financial Guaranty North America, Inc. ("CFIGNA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York, with its principal place of business in New York City.

   The claims-paying ability (also referred to as its financial strength) of CIFGNA is rated "AAA" by Fitch, "Aaa" by Moody's, and "AAA" by Standard and Poor's, the highest rating assigned by each such rating agency. Each rating of CIFGNA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of CIFGNA and its ability to pay claims on its policies of insurance based upon, among other factors, the adequacy of the net worth maintenance and reinsurance agreements provided by CIFGNA described below. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold CIFGNA insured bonds, and such ratings may be subject to revision or withdrawal at any time by the Rating Agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the CIFGNA insured bonds. CIFGNA does not guarantee the market price of bonds nor does it guaranty that the ratings on bonds will not be revised or withdrawn.

   CIFGNA is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile, and is licensed to do business in over 40 jurisdictions. CIFGNA is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of such insurers to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by such insurers. Other provisions of the New York Insurance Law applicable to non-life insurance companies such as CIFGNA regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings. CIFGNA is required to file quarterly and annual statutory financial statements with the New York State Insurance Department ("NYSID") and is subject to statutory restrictions concerning the types and quality of its investments and the filing and use of policy forms and premium rates. Additionally, CIFGNA's accounts and operations are subject to periodic examination by the NYSID.

   THE INSURANCE PROVIDED BY CIFGNA IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED BY THE INSURANCE LAWS OF THE STATE OF NEW YORK.

   In addition to its capital and surplus as set forth below, CIFGNA is supported by a net worth maintenance agreement from its indirect parent, CDC IXIS Financial Guaranty, a French reinsurance corporation ("CIFG"). The net worth maintenance agreement provides that CIFG will maintain CIFGNA's U.S. statutory capital and surplus at no less than $80 million. In addition, through a facultative reinsurance agreement, CIFGNA may cede up to 90% of its exposure on each transaction to CIFG; however, the facultative reinsurance agreement does not require that CIFG reinsure its exposure under any transaction. CIFG's claims-paying ability is rated "Aaa" by Moody's, "AAA" by Standard & Poor's and "AAA" by Fitch, the highest rating assigned by each such Rating Agency. Notwithstanding these net worth maintenance and reinsurance agreements, the holders of bonds insured by CIFGNA will have direct recourse against CIFGNA only, and neither CIFG nor any other affiliate of CIFGNA will be directly liable to the holders of such bonds.

   The following table sets forth the capitalization of CIFGNA as of September 30, 2004, on the basis of accounting principles prescribed or permitted by the NYSID (in thousands):

            Common capital stock                              $ 19,700
            Gross paid in and contributed surplus              110,925
            Unassigned funds (retained deficit)                (37,406)
                                                             ---------
            Surplus as regards policyholders                  $ 93,219
                                                             =========

   Audited financial statements of CIFGNA as of December 31, 2003, prepared in accordance with statutory accounting principles applicable to insurance companies, may be obtained by writing to CIFGNA at 825 Third Avenue, 6th Floor, New York, New York 10022, Attention: Finance Department. The toll-free telephone number of CIFGNA is (866) CIFG 212.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

    The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such bonds, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in the Trust's portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

    The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new bonds in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any bond so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Trust Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any bonds other than the bonds initially deposited is not permitted.

    If any default in the payment of principal or interest on any bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance, or otherwise, within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               Sponsor Information

     Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $120 billion under management or supervision as of July 31, 2007. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking securities, investment management and wealth management services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of July 31, 2007, the total stockholders' equity of Van Kampen Funds Inc. was $318,237,422 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               Trustee Information

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

    A Trust may be terminated at any time by consent of Unitholders representing 51% of the Units of the Trust then outstanding (or, with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, by consent of Unitholders representing 75% of the Units of the Trust then outstanding) or by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds.

    A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of the Trust would be reduced to less than 40% of the initial principal amount of the Trust. If the Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

    The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last bond held in the Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement (twentieth anniversary for intermediate term trusts). In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder of the Trust at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates for cancellation. Within a reasonable time thereafter the Trustee shall liquidate any bonds then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's long-term debt obligation credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific debt obligation. This opinion of creditworthiness may take into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

   The long-term debt obligation credit ratings are not a recommendation to purchase, sell or hold the debt obligation, inasmuch as they do not comment as to market price or suitablility for a particular investor.

   The long-term debt obligation credit ratings are based on current information furnished by the obligor or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The long-term debt obligation credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The credit rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinate obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

   AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   r--This symbol is attached to the ratings of instruments with significant non-credit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

   N.R.--This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Moody's Investors Service. Municipal long-term rating scale. Moody's municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

   Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

   Aaa--Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Aa--Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   A--Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues. Baa--Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

   Obligations rated "Ba," "B," "Caa," Ca" and "C" are regarded as having significant speculative characteristics. "Ba" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   General Long-term rating scale. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

   Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Obligations rated "Ba," "B," "Caa," Ca" and "C" are regarded as having significant speculative characteristics. "Ba" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                      Contents of Post-Effective Amendment
                            to Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

          The Consent of Independent Registered Public Accounting Firm


                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Insured Income Trust, Series 69, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Chicago and State of Illinois on the 24th day of October, 2007.

                     Van Kampen American Capital Insured Income Trust, Series 69
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                             By: John F. Tierney
                                                              Executive Director
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on October 24, 2007 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Michael P Kiley                     Managing Director                         )

Edward C. Wood, III                 Managing Director                         )


                                                             /s/ JOHN F. TIERNEY
                                                                 ---------------
                                                             (Attorney-in-fact*)

--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 482 (File No. 333-120865) dated January 27, 2005 and the same hereby is incorporated herein by reference.